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                   NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

       SUPPLEMENT TO CLASS I-II AND R SHARE PROSPECTUSES DATED JULY 30, 2004
                    AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 30, 2004


                               FEBRUARY 7, 2005

Effective as of February 7, 2005, the Small Cap Value Fund is closed to new investors. The Fund will continue to accept additional investments from existing shareholders.